UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust
(Name of the Registrant as Specified In Its Charter)

SOFTVEST, L.P.
SOFTVEST ADVISORS, LLC
ART-FGT FAMILY PARTNERS LIMITED
TESSLER FAMILY LIMITED PARTNERSHIP
ERIC L. OLIVER
ALLAN R. TESSLER
HORIZON KINETICS LLC
MURRAY STAHL
HORIZON ASSET MANAGEMENT LLC
KINETICS ADVISERS, LLC
KINETICS ASSET MANAGEMENT LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT INFORMATION

On April 9, 2019, SoftVest, L.P. (“SoftVest LP”) filed a definitive proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the “Shares”) for the election of a new trustee of Texas Pacific Land Trust (“TPL”) to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the “Special Meeting”). INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the Proxy Statement, any amendments or supplements thereto and other documents that SoftVest LP files with the SEC from the SEC’s website at www.sec.gov, or by contacting D.F. King, SoftVest LP’s proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler, Horizon Kinetics LLC, Horizon Asset Management LLC, Kinetics Advisers, LLC, Kinetics Asset Management LLC and Murray Stahl may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants’ direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

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ATTENTION TEXAS PACIFIC LAND TRUST INVESTORS!

May 10, 2019

Fellow Texas Pacific Land Trust Shareholder:

As you are aware, the incumbent Trustees of TPL have called and noticed a special meeting of shareholders to vote on the election of a new trustee.  The special meeting is scheduled to be held on May 22, 2019 at 10:00 a.m., Central Time, in Room 20502 of the offices of Sidley Austin LLP at 2021 McKinney Avenue, Suite 2000, Dallas, Texas 75201.

After two months of wasteful spending of TPL shareholders’ property in waging a proxy campaign in opposition to our nomination of Eric Oliver as trustee, the incumbent Trustees have resorted to a last-minute effort to delay the vote by recently announcing that on May 22, 2019 they intend to convene and immediately adjourn the special meeting until June 6, 2019.

We believe that only the shareholders have the power to effect any adjournment or other form of postponement or delay of the special meeting.

We will be present at the special meeting on May 22, 2019 with the WHITE proxy cards you have delivered to us, and intend to take any procedural steps required to bring to a vote the election of TPL’s third trustee, as required by TPL’s Declaration of Trust.  We encourage you to read the supplement to our proxy statement found on the reverse side of this letter for additional information.

We look forward to seeing many of you in Dallas at the special meeting on May 22, and thank you for your continuing support.

Sincerely,

HORIZON KINETICS LLC     SOFTVEST, L.P.     ART-FGT FAMILY PARTNERS

If you have any questions regarding your WHITE proxy card please contact:

 Holders may call toll-free: (800) 848-3416
Banks and brokers call: (212) 269-5550
E-mail: TPL@dfking.com

SUPPLEMENT NO. 1 TO THE PROXY STATEMENT OF SOFTVEST, L.P.

This is Supplement No. 1, dated May 10, 2019, to the Proxy Statement dated April 8, 2019 of SoftVest, L.P. and the other Participants named therein (the “Original Proxy Statement”).

The Trustees of Texas Pacific Land Trust (the “Trust”) have called and noticed a special meeting of holders of sub-share certificates of proprietary interest (“Shares”) to (1) elect a Trustee to fill the vacancy left by Mr. Maurice Meyer III (the “Trustee Proposal”) and (2) transact any other business that may properly come before such special meeting.  Such special meeting, as already called and noticed, will occur on May 22, 2019 at 10:00 a.m. Central Time in Room 20502 of the offices of Sidley Austin LLP at 2021 McKinney Avenue, Suite 2000, Dallas, TX 75201 (the “Special Meeting”).

On May 8, 2019, the incumbent Trustees announced that they intend to convene and then adjourn, without conducting any business, the Special Meeting, and reconvene on June 6, 2019.

The Participants (as defined in the Original Proxy Statement) believe that without the affirmative vote of a majority of Shares present in person or by proxy at the Special Meeting, the incumbent Trustees do not have the power under the Trust’s Declaration of Trust, dated February 1, 1888, to either adjourn or postpone the Special Meeting, or try in any manner to further delay or postpone a vote on the Election Proposal.

In light of the foregoing, to the extent that a holder of Shares has returned or returns a WHITE proxy card that is signed, dated and either marked “FOR” the election of Eric Oliver or not marked with respect to the Trustee Proposal, the persons named as proxies on the WHITE proxy card will vote such proxies:

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in opposition of any (1) proposal or motion presented at the Special Meeting by any person (including the Trustees) to adjourn the Special Meeting, or (2) other proposal or motion that may be submitted to a vote of the holders of Shares at the Special Meeting that has the effect of delaying holding a vote on the Trustee Proposal; and

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in favor of any proposal or motion that may be presented at the Special Meeting to a vote of holders of Shares that facilitates the submission of the Trustee Proposal to a vote of holders of Shares on May 22, 2019.

We do not believe that the incumbent Trustees have the power under the Trust’s Declaration of Trust to unilaterally postpone or cancel the Special Meeting, as it has already been properly called and noticed. Such postponement or cancellation requires prior approval of the holders of Shares.

It is our intent to take any appropriate action to submit the Election Proposal to a vote of the holders of Shares present in person or by proxy at the Special Meeting on May 22, 2019.  In that regard, and depending on actions that may be attempted to be taken by the incumbent Trustees at the Special Meeting, we may bring one or more procedural proposals or motions at the Special Meeting to, among other things, vote against any purported adjournment of the Special Meeting that is effected without a valid vote of holders of Shares, continue the Special Meeting, and elect a person from among the holders of Shares present to preside the Special Meeting if the incumbent Trustees cease to be present at the Special Meeting or otherwise refuse to preside the Special Meeting.

As we have previously noted, the proxy statement filed by the Trust in connection with the Special Meeting states that for purposes of the Special Meeting there will be a quorum if the holders of a majority of the outstanding Shares are present in person or by proxy.  We do not, however, believe that there is any basis in the Declaration of Trust or applicable law for the proposition that there is a quorum requirement at the Special Meeting.